Value Line Core Bond Fund
(formerly, Value Line Aggressive Income Trust)

(Ticker Symbol: VAGIX)

S U M M A R Y   P R O S P E C T U S
D E C E M B E R  1 0 ,  2 0 1 2

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/home. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to info@vlfunds.com. The current Prospectus and Statement of Additional Information dated December 10, 2012, are incorporated by reference into this Summary Prospectus.

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F U N D S U M M A R Y

Investment objectives

The investment objective of the Value Line Core Bond Fund (the “Fund”) is to maximize current income.  Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service	0.25%
Other Expenses	0.55%
Total Annual Fund Operating Expenses	1.55%
Less Management Fee and 12b-1 Fee Waiver*	-0.30%
Net Expenses	1.25%

*  For the period June 1, 2012 through May 31, 2013, EULAV Asset Management (the “Adviser”) and EULAV Securities LLC (the “Distributor”) have contractually agreed to waive the portion of the management fee equal to 0.20% of the Fund’s average daily net assets and the portion of the 12b-1 fee equal to 0.10% of the Fund’s average daily net assets, respectively.  The waivers cannot be terminated before May 31, 2013 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Core Bond Fund	$127	$460	$816	$1,820

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal investment strategies of the Fund

The Fund invests primarily in a diversified portfolio of primarily investment grade bonds and other debt instruments.  Sovereign debt, or securities issued or secured by non-U.S. governments, as well as securities issued by supranational agencies, may be held by the Fund, provided the investments are U.S. dollar-denominated.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds and other debt instruments (“80% Policy”).  The Fund’s 80% Policy may be changed without shareholder approval.  However, shareholders will be given notice at least 60 days prior to any such change.  The Fund may invest in debt instruments of any type, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, and other fixed income securities.

The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations.  The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government.  The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities.  The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Adviser invests at least 80% of the Fund’s assets in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).  Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality.  The Fund estimates that the average credit quality rating of Fund assets will be investment grade.

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.  The Fund estimates that the weighted average maturity of its portfolio will range between three to fifteen years.

In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment.  Therefore, before you invest in this Fund you should carefully evaluate the risks.  The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments.  The other principal risks of investing in the Fund are:

●
Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities.  Debt securities (excluding inflation-indexed securities) are also more likely to experience long-term erosion in purchasing power than most types of equity securities, and such erosion may exceed any return received by the Fund with respect to a debt security.

●
Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

●
Below Investment Grade Credit. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities usually fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk and prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

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Active Management.  Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

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Not a Complete Investment Program.  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is not recommended for investors whose principal objective is long-term growth.  For a more complete discussion of risk, please see page 9 of the Prospectus.

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of two broad-based market indices: the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Corporate High-Yield Bond Index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Prior to December 10, 2012, the Fund was managed pursuant to a different investment strategy and its performance for periods prior to December 10, 2012 may be higher than that it may be able to achieve under its current investment strategy.  Updated performance information is available at: www.vlfunds.com.

Best Quarter:     Q2 2009     +11.97%
Worst Quarter    Q4 2008    - 16.73%

The Fund’s year-to-date return for the nine months ended September 30, 2012, was 8.69%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Value Line Core Bond Fund
Return before taxes	4.60%	5.72%	7.18%
Return after taxes on distributions	2.46%	3.35%	4.65%
Return after taxes on distributions and sale of Fund shares	2.98%	3.45%	4.63%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)

Barclays Capital U.S. Corporate High-Yield Bond Index* (reflects no deduction for fees, expenses or taxes)
	7.84% 4.98%	6.50% 7.54%	5.78% 8.85%

*The Barclays Capital U.S. Aggregate Bond Index replaced the Barclays Capital U.S. Corporate High-Yield Bond Index as the Fund’s primary benchmark as of December 10, 2012 to reflect certain changes to the Fund’s investment strategy.

Management

Investment Adviser.  The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager.  Liane Rosenberg and Jeffrey Geffen are primarily responsible for the day-to-day management of the Fund’s portfolio.  Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since December 2012.  Mr. Geffen has been a portfolio manager with the Adviser since 2001 and has been one of the Fund’s portfolio managers since December 2010.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O.  Box 219729, Kansas City, MO 64121-9729.  See “How to Sell Shares” on Page 15 of the Prospectus.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.